SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED AUGUST 13, 2004




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                           $900,000,000 (APPROXIMATE)


                           GMAC RFC (GRAPHIC OMITTED)


                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                 SERIES 2004-RS8


                           RAMP SERIES 2004-RS8 TRUST
                                     ISSUER


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                    DEPOSITOR


                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER



                                 AUGUST 13, 2004


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                  CREDIT SUISSE FIRST BOSTON (GRAPHIC OMITTED)

RAMP SERIES 2004-RS8 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-RS8 This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.
--------------------------------------------------------------------------------



The information herein has been provided solely by Credit Suisse First Boston LLC ("CSFB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.



                              SUMMARY REPORT OF THE GROUP I LOANS

  ------------------------------------------------------------------------------------------------------
                                                                 Home
                                                Expanded       Solution
                                 Alternet       Criteria      Exceptions
                                Exceptions     Exceptions      (1st Lien      Jumbo A
                                (Subprime)       (Alt-A)       High LTV)     Exceptions       Total
   Shelf                           RASC           RALI          RAMP-RZ        RFMSI
  ------------------------------------------------------------------------------------------------------

  PERCENT OF TOTAL                    13.83%          57.88%        24.21%          4.08%       100.00%

  PRINCIPAL BALANCE ($)       $40,283,788.72 $168,546,689.21 $70,491,274.67$11,872,741.62 $291,194,494.22

  NUMBER OF LOANS                        307           1,189           553             26         2,075
  ORIGINAL AVERAGE BALANCE
  ($)                            $   131,459     $   141,985   $   127,632    $   457,263   $   140,553
  ------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------
  WA MORTGAGE RATE                    7.747%          7.011%        7.554%         6.094%        7.207%
  WA AGE (MOS)                             2               1             1              1             2
  WA ORIGINAL TERM (MOS)                 349             349           357            347           351
  ------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------
  WA CREDIT SCORE                        666             707           728            709           707
  WA ORIGINAL LTV                     90.56%          87.36%        99.79%         77.79%        90.42%
  ------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------
  PURCHASE                            51.66%          72.63%        75.84%         56.57%        69.85%
  EQUITY REFINANCE                    41.82%          17.88%        20.19%         20.73%        21.87%
  RATE/TERM REFINANCE                  6.53%           9.43%         3.97%         22.71%         8.25%
  ------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------
  PREPAYMENT PENALTY                  80.65%          14.29%        69.52%          8.95%        36.62%
  ------------------------------------------------------------------------------------------------------
  ------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------
  SERVICED BY HOMECOMINGS            100.00%          66.27%       100.00%        100.00%        80.47%
  ------------------------------------------------------------------------------------------------------

  ------------------------------------------------------------------------------------------------------
  CURRENT                            100.00%          99.89%       100.00%        100.00%        99.94%
  30 TO 59 DAYS DELINQUENT             0.00%           0.11%         0.00%          0.00%         0.06%
  60 TO 89 DAYS DELINQUENT             0.00%           0.00%         0.00%          0.00%         0.00%
  ------------------------------------------------------------------------------------------------------




                              SUMMARY REPORT OF THE GROUP II LOANS

  --------------------------------------------------------------------------------------------------------
                                  Alternet        Expanded         Home
                                                                 Solution
                                                  Criteria      Exceptions
                                 Exceptions      Exceptions      (1st Lien      Jumbo A        Total
                                 (Subprime)       (Alt-A)        High LTV)    Exceptions
   Shelf                            RASC            RALI          RAMP-RZ        RFMSI
  --------------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------------
  PERCENT OF TOTAL                     80.38%            9.90%         0.87%         8.84%        100.00%
                                                $50,640,254.33
  PRINCIPAL BALANCE ($)         $411,200,369.71                $4,472,963.43 $45,242,392.73$511,555,980.20

  NUMBER OF LOANS                       3,018              252            22           144          3,436
  ORIGINAL AVERAGE BALANCE ($)    $   136,392      $   201,147   $   204,417   $   315,146    $   149,068
  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------
  WA MORTGAGE RATE                     8.001%           6.121%        6.129%        5.282%         7.558%
  WA AGE (MOS)                              1                1             5             1              1
  WA ORIGINAL TERM (MOS)                  360              360           360           360            360
  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------
  WA MARGIN                            7.970%           3.062%        4.742%        2.426%         6.966%
  WA LIFETIME CAP                     14.049%          11.910%       12.129%       10.892%        13.541%
  WA NEXT RATE ADJ (MOS)                   25               52            27            48             30
  WA RATE RESET FREQUENCY (MOS)             6                7             8            11              7
  --------------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------
  WA CREDIT SCORE                         624              702           672           705            639
  WA ORIGINAL LTV                      95.79%           85.30%        94.09%        76.83%         93.06%
  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------
  PURCHASE                             72.72%           72.92%        58.03%        52.98%         70.87%
  EQUITY REFINANCE                     24.68%           22.44%        26.44%        30.41%         24.98%
  RATE/TERM REFINANCE                   2.60%            4.64%        15.53%        16.60%          4.15%
  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------
  PREPAYMENT PENALTY                   65.63%           70.57%        64.73%         6.39%         60.87%
  --------------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------
  SERVICED BY HOMECOMINGS             100.00%          100.00%       100.00%       100.00%        100.00%
  --------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------
  CURRENT                              98.72%          100.00%        89.41%       100.00%         98.88%
  30 TO 59 DAYS DELINQUENT              1.28%            0.00%        10.59%         0.00%          1.12%
  60 TO 89 DAYS DELINQUENT              0.00%            0.00%         0.00%         0.00%          0.00%
  --------------------------------------------------------------------------------------------------------
